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                               UC INVESTMENT TRUST


                               UC INVESTMENT FUND


                               SEMI-ANNUAL REPORT
                                November 30, 1998
                                   (Unaudited)



     INVESTMENT ADVISER                                  ADMINISTRATOR
     ------------------                                  -------------
UNITED INVESTMENT CORPORATION                    COUNTRYWIDE FUND SERVICES, INC.
        P.O. Box 1280                                     P.O. Box 5354
     1005 Glenway Avenue                           Cincinnati, Ohio 45201-5354
Bristol, Virginia 24203-1280                             1.877.823.8637

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

                                     [LOGO]

                LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND

A TOUR D'HORIZON - AN OVERVIEW OF THE PAST YEAR

The UC Investment Fund was launched in the midst of a very paradoxical and rather turbulent year for investors. The Dow Jones Industrial Average hit a record high in mid-summer but there were counter currents in both global economies and financial markets that created increasing uncertainty after eight years of steady expansion. The U.S. economy was remarkably resilient through 1998 with the timely and effective response of the Federal Reserve's rate reductions in the latter half of the year providing assurance that monetary ease and credit conditions would continue to be stable. The underlying strength of the U.S. economy was apparent in the performance of the following key indicators over the year:

   o Economic growth was about 3.5%, which is above the long-term annual average
   o  Unemployment at 4.4% was at the lowest peacetime level for 40 years
   o  Price stability reflected a virtually inflation free environment
   o Interest rates were moving steadily downward with long-term rates reaching levels below 5%

As the year drew to a close, investor confidence had returned in a rather substantial way to both domestic and global markets and the Dow Jones Industrial Average returned to the levels of its mid-summer record high.

The UC Investment Fund, launched on June 29, 1998, has grown to a market valuation of $26.6 million with 174 shareholders and a net asset value per share of $9.91 on November 30. We are very gratified by your confidence as evidenced by the volume of Fund shares purchased. This report covers the period from the inception of the Fund to November 30. However, it may be interesting to note that at December 31, the Fund had grown to $28.5 million with 198 shareholders and a net asset value per share of $10.51.

THE INVESTMENT APPROACH AND PHILOSOPHY OF THE UC INVESTMENT FUND MANAGEMENT

We believe that domestic equity investments still provide the greatest potential for substantial and superior returns over the long term. Our fundamental approach, which might be termed "value investing," is to give very careful attention to the analysis and selection of companies which must meet a set of highly selective criteria. We do not, as a matter of policy, engage in short-term trading but rather seek to retain investment positions in companies which possess the qualities necessary to grow earnings, profitability and cash flow over the business cycle and, especially, over the long term. We constantly review the changing forces in the national and international economic scene as well as developments in a given industry or sector of the economy in order to anticipate the possible impact on our holdings.

                         United Management Company, LLC
       1005 Glenway Avenue o P.O. Box 1280 o Bristol, Virginia 24203-1280
                    Phone (540) 466-3322 Fax: (540) 645-1426

LETTER TO SHAREHOLDERS - THE UC INVESTMENT FUND                           PAGE 2

Stock selection is the critical element in successful investment return and the approach of the UC Investment Fund professionals involves the following key elements:

   o Finding companies, which may be out of favor, but have above average turnaround prospects.
   o  Identifying companies with promising new products, processes or services.
   o Targeting companies with a strong franchise, producing dominant market share and pricing power.
   o Adding selectively to the holdings in the equity portfolio on a stock-by-stock basis.

The companies selected may aggregate into certain sectors, which may also be identified as dynamic in terms of overall growth potential. We seek to use a top down investment analysis to identify trends which may develop into longer-term themes providing new investment opportunities.

ECONOMIC AND FINANCIAL OUTLOOK AND THE RESPONSE OF THE UC INVESTMENT FUND

The rather satisfactory economic conditions that currently prevail in the U.S. economy are expected to continue well into the coming year. However, these do not translate automatically into a continuing boom in the U.S. financial markets. Investors may come to appreciate increased profits, yields and growth in the single digit column rather than the somewhat excessive expectations that have been reflected in the U.S. equity markets. It is not at all certain that earnings will continue to grow overall at the rates which current market levels seem to imply. This could mean lowered expectations and much more careful selection of equity investments. Equities will have to demonstrate their comparative advantage as investors shift their objectives from rapid increments of "total return" to preservation of wealth and the maintenance of value in the face of continuing uncertainty. Although there are some reasons for caution in the short run, there is no reason to abandon equities as the investment of choice over the longer term. In summary, the management of the UC Investment Fund is convinced that the best still lies ahead for prudent and patient investors.

Faithfully yours,

/s/ Lois A. Clarke

Lois A. Clarke
President

UC INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998 (UNAUDITED)
================================================================================
ASSETS
Investment securities:
   At acquisition cost                                             $  26,098,577
                                                                   =============
   At market value (Note 1)                                        $  26,353,083
Dividends receivable                                                      39,417
Receivable for capital shares sold                                       160,628
Organization costs, net (Note 1)                                          75,211
Other assets                                                              15,929
                                                                   -------------
   TOTAL ASSETS                                                       26,644,268
                                                                   -------------
LIABILITIES
Payable to affiliates (Note 3)                                            28,422
Other accrued expenses and liabilities                                    13,268
                                                                   -------------
   TOTAL LIABILITIES                                                      41,690
                                                                   -------------

NET ASSETS                                                         $  26,602,578
                                                                   =============
Net assets consist of:
Paid-in capital                                                    $  26,262,285
Undistributed net investment income                                       62,550
Accumulated net realized gains from security transactions                 23,237
Net unrealized appreciation on investments                               254,506
                                                                   -------------
Net assets                                                         $  26,602,578
                                                                   =============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                          2,684,150
                                                                   =============
Net asset value, offering price and
   redemption price per share (Note 1)                             $        9.91
                                                                   =============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED NOVEMBER 30, 1998 (a) (UNAUDITED)
================================================================================
INVESTMENT INCOME
   Dividends                                                          $  235,017
                                                                      ----------

EXPENSES
   Investment advisory fees (Note 3)                                      86,234
   Administration fees (Note 3)                                           12,998
   Registration fees                                                      10,856
   Accounting services fees (Note 3)                                      10,000
   Distribution expense (Note 3)                                          10,144
   Trustees' fees and expenses                                             8,761
   Insurance expense                                                       8,100
   Transfer agent fees (Note 3)                                            7,500
   Amortization of organization costs (Note 1)                             6,837
   Professional fees                                                       5,200
   Custodian fees                                                          3,576
   Other expenses                                                          2,261
                                                                      ----------
        TOTAL EXPENSES                                                   172,467
                                                                      ----------

NET INVESTMENT INCOME                                                     62,550
                                                                      ----------
REALIZED AND UNREALIZED GAINS ON
   INVESTMENTS
   Net realized gains from security transactions                          23,237
   Net change in unrealized appreciation/
      depreciation on investments                                        254,506
                                                                      ----------
NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS                                                  277,743
                                                                      ----------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                                                         $  340,293
                                                                      ==========

(a) Represents the period from the initial public offering of shares (June 29, 1998) through November 30, 1998.

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED NOVEMBER 30, 1998 (a) (UNAUDITED)
================================================================================
FROM OPERATIONS:
   Net investment income                                          $      62,550
   Net realized gains from security transactions                         23,237
   Net change in unrealized appreciation/depreciation
      on investments                                                    254,506
                                                                  -------------
Net increase in net assets from operations                              340,293
                                                                  -------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                         26,262,298
   Payments for shares redeemed                                        (100,013)
                                                                  -------------
Net increase in net assets from capital share transactions           26,162,285
                                                                  -------------

TOTAL INCREASE IN NET ASSETS                                         26,502,578

NET ASSETS:
   Beginning of period (Note 1)                                         100,000
                                                                  -------------
   End of period                                                  $  26,602,578
                                                                  =============

UNDISTRIBUTED NET INVESTMENT INCOME                               $      62,550
                                                                  =============

CAPITAL SHARE ACTIVITY:
   Shares sold                                                        2,684,825
   Shares redeemed                                                      (10,675)
                                                                  -------------
   Net increase in shares outstanding                                 2,674,150
   Shares outstanding, beginning of period (Note 1)                      10,000
                                                                  -------------
   Shares outstanding, end of period                                  2,684,150
                                                                  =============

(a) Represents the period from the initial public offering of shares (June 29, 1998) through November 30, 1998.

See accompanying notes to financial statements.

UC INVESTMENT FUND
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED NOVEMBER 30, 1998 (a) (UNAUDITED)
================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:

Net asset value at beginning of period                            $    10.00
                                                                  ----------
Income (loss) from investment operations:
   Net investment income                                                0.02
   Net realized and unrealized losses on investments                   (0.11)
                                                                  ----------
Total from investment operations                                       (0.09)
                                                                  ----------

Net asset value at end of period                                  $     9.91
                                                                  ==========
RATIOS AND SUPPLEMENTAL DATA:

Total return                                                          (0.90%)(b)
                                                                  ==========

Net assets at end of period (000's)                               $   26,603
                                                                  ==========

Ratio of net expenses to average net assets                            2.00%(c)

Ratio of net investment income to average net assets                   0.72%(c)

Portfolio turnover rate                                                  25%(c)


(a) Represents the period from the initial public offering of shares (June 29, 1998) through November 30, 1998.

(b)  Unannualized.

(c)  Annualized.

See accompanying notes to financial statements.

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS - 80.7%                                     SHARES        VALUE
--------------------------------------------------------------------------------

CONSUMER PRODUCTS - 12.5%
DaimlerChrysler AG*                                        3,118    $    285,836
Clayton Homes, Inc.                                       45,000         697,500
General Electric Co.                                       2,000         181,000
General Motors Corp.                                      10,000         700,000
PepsiCo, Inc.                                             20,000         773,750
Philip Morris Companies Inc.                              10,000         559,375
Philips Electronics N.V. - ADR                             2,000         126,625
                                                                    ------------
                                                                       3,324,086
                                                                    ------------
ELECTRIC UTILITIES - 1.1%
Entergy Corp.                                             10,000         293,125
                                                                    ------------
FINANCIAL & INSURANCE - 28.6%
BankAmerica Corp.                                          5,000         325,938
Citigroup Inc.                                            14,000         702,625
Compass Bancshares, Inc.                                  10,000         372,500
Crestar Financial Corp.                                    8,000         531,000
Equitable Companies Inc.                                  15,000         828,750
First American Corp.                                      10,000         433,125
First Union Corp.                                         10,000         607,500
Fleet Financial Group, Inc.                               14,000         583,625
Hibernia Corp.                                            30,000         506,250
Mercantile Bankshares Corp.                               15,000         526,875
Morgan Keegan, Inc.                                       20,000         400,000
North Fork Bancorporation, Inc.                           25,000         526,562
One Valley Bancorp, Inc.                                  13,000         428,187
PNC Bank Corp.                                             7,000         360,938
Union Planters Corp.                                      10,000         476,250
                                                                    ------------
                                                                       7,610,125
                                                                    ------------
HEALTHCARE - 8.1%
Bristol-Myers Squibb Co.                                   6,000         735,375
King Pharmaceuticals, Inc.*                               54,000         810,000
Merck & Co., Inc.                                          4,000         619,500
                                                                    ------------
                                                                       2,164,875
                                                                    ------------
OIL/ENERGY - 11.9%
Cabot Oil & Gas Corp.                                     34,000         524,875
Consolidated Natural Gas Co.                              12,000         651,750
Exxon Corp.                                                7,000         525,438
Noble Drilling Corp.*                                     21,000         242,812
Questar Corp.                                             35,000         671,562
Sempra Energy                                             22,000         551,375
                                                                    ------------
                                                                       3,167,812
                                                                    ------------
RETAIL STORES - 1.7%
Albertson's, Inc.                                          8,000         456,500
                                                                    ------------

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS - 80.7% (CONTINUED)                         SHARES        VALUE
--------------------------------------------------------------------------------

TECHNOLOGY - 9.4%
Cisco Systems, Inc.*                                       7,500    $    565,312
Compaq Computer Corp.                                     10,000         325,000
International Business Machines Corp.                      4,000         660,000
Lucent Technologies Inc.                                  11,000         946,688
                                                                    ------------
                                                                       2,497,000
                                                                    ------------
TELECOMMUNICATIONS - 3.4%
Loral Space & Communications Ltd.*                        15,000         275,625
MCI WorldCom, Inc.*                                       10,707         631,713
                                                                    ------------
                                                                         907,338
                                                                    ------------
TRANSPORTATION - 4.0%
Arkansas Best Corp.*                                      40,000         235,000
Union Pacific Corp.                                        9,000         437,625
Wisconsin Central Transportation Corp.*                   21,000         380,625
                                                                    ------------
                                                                       1,053,250
                                                                    ------------

TOTAL COMMON STOCKS (COST $21,219,605)                              $ 21,474,111

CASH EQUIVALENTS - 18.3%
Fountain Square U.S. Treasury Obligation Fund (Cost $4,878,972)        4,878,972
                                                                    ------------
TOTAL COMMON STOCKS AND
     CASH EQUIVALENTS (COST $26,098,577) - 99.0%                    $ 26,353,083

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%                             249,495
                                                                    ------------

NET ASSETS - 100.0%                                                 $ 26,602,578
                                                                    ============

* Non-income producing security.

ADR - American Depository Receipt.


See accompanying notes to financial statements.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

The UC Investment Fund (the Fund) is a no-load, diversified series of the UC Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Investment Corporation (the Adviser) purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange
(currently 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (UNAUDITED)

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of November 30, 1998, net unrealized appreciation on investments was $225,202 for federal income tax purposes, of which $1,614,523 related to appreciated securities and $1,389,321 related to depreciated securities based on a federal income tax cost basis of $26,127,881. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

2.   INVESTMENT TRANSACTIONS

During the period ended November 30, 1998, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $22,665,757 and $1,469,389, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Trust is also Chairman and Chief Executive Officer of the Adviser. The President of the Trust is also President and a Director of the Adviser. The Vice President of the Trust is also an employee of the Adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of CW Fund Distributors, Inc. (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of Fund shares.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $25 million; 0.125% on such net assets between $25 million and $50 million; and 0.10% on such net assets in excess of $50 million, subject to a $1,000 minimum monthly fee.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1998 (UNAUDITED)

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses CFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser or the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $10,144 under the Plan during the period ended November 30, 1998.